EXHIBIT 99

                                                   GIGA
                                                   Giga Information Group (R)


FOR IMMEDIATE RELEASE
                                                        FOR INFORMATION CONTACT:
                                                                Daniel M. Clarke
                                                         Chief Financial Officer
                                                          Giga Information Group
                                                            One Longwater Circle
                                                    Norwell, Massachusetts 02061
                                                                1 (781) 982-9500
                                                            Fax 1 (781) 871-4098
                                                             Dclarke@gigaweb.com


              GIGA INFORMATION GROUP'S FOURTH QUARTER AND YEAR-END
                         RESULTS SHOW CONTINUED GROWTH

                          ANNUAL REVENUES INCREASE 97%

       ANNUALIZED VALUE OF CONTRACTS REACHES $43.8 MILLION AS CLIENT BASE
           GROWS TO EXCEED 950 ENTERPRISES, BOTH IN UNDER THREE YEARS


CAMBRIDGE, Mass. (February 17, 1999) -- Giga Information Group, Inc. (NASDAQ:

GIGX) today announced that revenues for the fourth quarter ended December 31,

1998 increased 77 percent to $12.3 million from $7.0 million in the same period of 1997. The operating loss for the fourth quarter of 1998 decreased to $4.0 million from $4.6 million in the same period last year. The net loss for the fourth quarter of 1998 increased to $3.6 million, or $0.37 per share, from $2.8 million, or $1.35 per share, in the fourth quarter of 1997 which included income from the disposal of discontinued operations of $1.3 million, or $0.61 per share.


Revenues for the year ended December 31, 1998 increased 97 percent to $38.8 million from $19.7 million for 1997. The operating loss for the year ended

December 31, 1998 decreased to $17.8 million from $23.4 million last year.

The net loss for the year ended December 31, 1998



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Giga announces fourth quarter and year end results                        2-2-2


decreased to $18.7 million, or $3.49 per share, from $21.8 million, or $10.53 per share, for the year ended December 31, 1997. Net loss for the year ended

December 31, 1998 includes expense from an extraordinary item of $0.7 million,

or $0.13 per share. Net loss for the year ended December 31, 1997 included income from the disposal of discontinued operations of $1.3 million, or $0.63 per share.


Earnings per share for the quarter and year ended December 31, 1998 includes the weighted average impact of the Company's Initial Public Offering of 3,000,000 shares of Common Stock and the conversion of all shares of the Company's

Convertible Preferred Stock into an aggregate of 4,686,784 shares of Common

Stock. See Note 2 to the attached Consolidated Operating Results.


The Company's Annualized Value of contracts at December 31, 1998 was $43.8 million versus $26.6 million at December 31, 1997, representing a 65 percent increase from year to year. The Company defines Annualized Value ("AV") as the cumulative annualized subscription value of the Company's Continuous Information

Services ("CIS") agreements in effect at a given point in time.


"Our growth in AV is a significant achievement for our business, considering that our first customer contracts were signed less than 3 years ago," said

Gideon I. Gartner, CEO and President. "And, all broad categories of expense continue to decline as a percentage of revenues, showing that operating leverage is taking hold. However, our AV growth rate is slowing at a faster rate than I expected. While certain planned expenses are being reduced to better match revenues, the company is cognizant of the need to remain competitive in the marketplace."



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Giga announces fourth quarter and year end results                        3-3-3

ABOUT GIGA INFORMATION GROUP

Giga Information Group, founded by industry icon Gideon I. Gartner, delivers technology and management advice to IT decision makers via innovative research processes and a leading-edge Web interface. Giga's research focus is on helping companies integrate their businesses with the Internet; it also covers other issues pertaining to the computing, telecommunications and related industries.

Giga began providing its services in April 1996, and now has a global client base exceeding 950 organizations and over 14,000 individuals. Its enterprise clients include IT users, IT vendors, and institutional investors.


Headquartered in Cambridge, Massachusetts, Giga has 10 other offices covering the Americas and Europe. Giga is also represented by distributors in other areas of the world.


The Company's Web site can be accessed at http://www.gigaweb.com. The Company's logo with the name Giga Information Group is a registered trademark of Giga

Information Group Inc.


The Company's Consolidated Operating Results and Consolidated Balance Sheet Data

are attached.

                                      # # #

                    *****************************************

Statements that are not historical fact may be considered forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties. Consequently, actual events or results may differ materially from those expressed or implied by those set forth in such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, the Company's ability to attract and retain highly skilled and experienced employees, ability to secure subscriptions to its services and to achieve and sustain high renewal rates, ability to effectively manage and sustain growth, ability to understand and anticipate market trends and develop and offer new products and services, significant competition from existing and new competitors, potential fluctuations in quarterly operating results, continued market acceptance and demand of Giga services, dependence on Internet infrastructure for access to GigaWeb and other risks as detailed from time-to-time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements as a result of new information, unanticipated events, or otherwise.

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Giga announces fourth quarter and year end results                       4-4-4

Giga Information Group, Inc.

CONSOLIDATED OPERATING RESULTS
    (in thousands, except share and                         Quarter Ended December 31,           Year Ended December 31,
          per share data)                                 ------------------------------    -------------------------------
                                                              (unaudited)          %                                   %
                                                           1998         1997     Change        1998          1997    Change
                                                           ----         ----     ------        ----          ----    ------
Revenues:
    Continuous Information Services                      $ 9,146      $ 5,053      81%      $ 31,789      $ 14,600    118%
    Other, principally events                              3,199        1,905      68%         6,970         5,059     38%
                                                       ---------    ---------              ---------     ---------
       Total revenues                                     12,345        6,958      77%        38,759        19,659     97%
                                                       ---------    ---------              ---------     ---------

Costs and expenses:
    Cost of services                                       5,778        2,786     107%        20,050        12,651     58%
    Sales and marketing                                    7,982        4,658      71%        27,037        19,596     38%
    Research and development                                 147          205     -28%         1,187         1,975    -40%
    General and administrative                             2,062        2,700     -24%         6,789         6,065     12%
    Depreciation and amortization                            348        1,215     -71%         1,468         2,810    -48%
                                                       ---------    ---------              ---------     ---------
       Total costs and expenses                           16,317       11,564      41%        56,531        43,097     31%
                                                       ---------    ---------              ---------     ---------

Loss from operations                                      (3,972)      (4,606)    -14%       (17,772)      (23,438)   -24%
                                                       ---------    ---------              ---------     ---------

Interest income                                              307           54     469%           736           277    166%
Interest expense                                             (43)        (106)    -59%        (1,255)         (235)   434%
Foreign exchange gain/(loss)                                  61          (73)   -184%           306          (375)  -182%
                                                       ---------    ---------              ---------     ---------

Loss from continuing operations before income taxes       (3,647)      (4,731)    -23%       (17,985)      (23,771)   -24%
Income tax (benefit) charge                                    -         (635)   -100%            36          (641)  -106%
                                                       ---------    ---------              ---------     ---------

Loss from continuing operations                           (3,647)      (4,096)    -11%       (18,021)      (23,130)   -22%
                                                       ---------    ---------              ---------     ---------

Income from disposal of discontinued BIS market research
    business, less applicable income taxes of $568             -        1,101    -100%             -         1,101   -100%

Income from disposal of discontinued BIS Shrapnel
    business, less applicable income taxes of $109             -          171    -100%             -           212   -100%
                                                       ---------    ---------              ---------     ---------

Income from discontinued operations                            -        1,272    -100%             -         1,313   -100%
                                                       ---------    ---------              ---------     ---------

Loss before extraordinary item                            (3,647)      (2,824)     29%       (18,021)      (21,817)   -17%
                                                       ---------    ---------              ---------     ---------

Extraordinary item, net of applicable income
     taxes of $0 (Note 1.)                                     -            -        -          (707)            -       -
                                                       ---------    ---------              ---------     ---------
Net loss (Note 1.)                                      $ (3,647)    $ (2,824)     29%     $ (18,728)    $ (21,817)   -14%
                                                       =========    =========              =========     =========
Results per common share:
    Historical - basic and diluted:
       Loss from continuing operations                   $ (0.37)     $ (1.96)    -81%       $ (3.36)     $ (11.16)   -70%
                                                       =========    =========              =========     =========

       Extraordinary item                                    $ -          $ -        -       $ (0.13)          $ -       -
                                                       =========    =========              =========     =========

       Net loss                                          $ (0.37)     $ (1.35)    -73%       $ (3.49)     $ (10.53)   -67%
                                                       =========    =========              =========     =========

Weighted average number of shares (Note 2.)            9,935,646    2,086,728     376%     5,365,202     2,072,837    159%
                                                       =========    =========              =========     =========

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Giga announces fourth quarter and year end results                        5-5-5


Giga Information Group, Inc.

NOTES TO CONSOLIDATED OPERATING RESULTS


Note 1.   Extraordinary Item:

Net loss for the year ended December 31, 1998 includes a non-recurring, non-cash charge of $707,000 recorded to accrete a discount for the fair market value of common stock warrants issued in conjunction with $10,000,000 of Bridge Notes.
The Bridge Notes were repaid in August 1998 using a portion of the proceeds from the Company's Initial Public Offering of common stock causing the balance of the discount at the date of repayment to be recognized as expense at that time.

Note 2.   Components of weighted average common shares:
                                                               Quarter Ended                         Year Ended
                                                             December 31, 1998                   December 31, 1998
                                                           ----------------------             ------------------------
                                                                        Weighted                             Weighted
                                                            Actual       Average                Actual       Average
                                                            ------       -------                ------       -------
Shares issued and outstanding at beginning of period       9,926,788    9,926,788              2,093,107     2,093,107
    Shares issued from Initial Public Offering                     -            -              3,000,000     1,265,753
    Shares issued from conversion of preferred stock               -            -              4,686,784     1,913,235
    Shares issued from exercise of warrants                        -            -                 47,999        19,594
    Shares issued from exercise of stock options              16,714        8,858                115,612        73,512
                                                          ----------   ----------             ----------    ----------
       Total                                               9,943,502    9,935,646              9,943,502     5,365,202
                                                          ==========   ==========             ==========    ==========

Giga Information Group, Inc.

CONSOLIDATED BALANCE SHEET DATA
    (in thousands, except share data)                        December 31,           December 31,
                                                                 1998                   1997
                                                                 ----                   ----
Assets
    Cash, cash equivalents and marketable securities          $ 21,057                $ 3,539
    Accounts receivable, net                                    15,017                  8,961
    Total current assets                                        45,591                 20,980
    Property and equipment, net                                  3,430                  1,695
    Total assets                                                49,213                 23,023

Liabilities and Stockholders' Equity (Deficit)
    Deferred revenues                                         $ 29,470               $ 20,604
    Debt, current portion                                          461                  1,974
    Total current liabilities                                   39,363                 31,176
    Total liabilities                                           39,807                 32,113
    Total stockholders' equity (deficit)                         9,406                 (9,090)
    Total liabilities and stockholders' equity (deficit)        49,213                 23,023

Common stock issued and outstanding                          9,943,502              2,093,107



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